SECURITIES AND EXCHANGE COMMISSION


                         Washington, D.C. 20549



                                FORM 8-K


                             CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): April 10, 2002
                                                        ----------------



                           F2 Broadcast Network Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



           Nevada                    0-15435                84-0974303
----------------------------     ----------------       -------------------
(State or other jurisdiction     (Commission File         (IRS Employer
     of incorporation)                Number)           Identification No.)



                             805 E Hillsboro Blvd.
                                   Suite 103
                            Deerfield Beach, FL 33441
             ---------------------------------------------------
             (Address of principal executive offices) (Zip Code)


                                  (954) 725-0150
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                           6245 NW 9th Ave, Suite 102,
                            Ft. Lauderdale, FL 33309
                                  (954) 736-1800
           -------------------------------------------------------------
           (Former Name or Former Address, if changed Since Last Report)

Item 1. Changes in Control of Registrant.
        --------------------------------

        Not applicable.


Item 2. Acquisition or Disposition of Assets.
        ------------------------------------

        Not applicable.


Item 3. Bankruptcy or Receivership.
        --------------------------

        Not applicable.


Item 4. Changes in Registrant's Certifying Accountant.
        ---------------------------------------------

        Not applicable.



Item 5. Other Events.
        ------------

On April 8, 2002, Mr. Edward Arioli accepted to fill the vacant position as a Director on the Board of Directors, and accepted a position of as Acting Chairman of the Board. Mr. Arioli is currently a director of the Board of Directors and President of Xstream Beverage Group; Chairman of the Board of Directors of Classic Medical, Inc.; and, Chairman of the Board of Directors of Palm Medical, Inc.


On April 8, 2002, Mr. Ronald Ratner accepted to fill the vacant position as a Director on the Board of Directors, and accepted a position to fill the vacant position as Acting Chief Executive Officer, Acting President, Acting Secretary and Acting Treasurer until the Board of Directors appoints officers for the positions mentioned. Mr. Ratner is President of Ron Ratner Consulting, a web development company.




Item 6.  Resignations of Registrant's Directors.
         --------------------------------------

On April 8, 2002, Mr. Don Edwards resigned from the Board of Directors of the Registrant. In his letter of resignation, Mr. Edwards did not indicate a disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices, or give a reason for his resignation, or request that any reason be disclosed.

On April 8, 2002, Mr. Howard Stern resigned from the Board of
Directors of the Registrant, and resigned as Principal Executive
Officer, Principal Financial Officer, and Chief Accounting Officer. In his letter of resignation, Mr. Stern did not indicate a disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices, or give a reason for his resignation, or request that any reason be disclosed.



Item 7. Financial Statements And Exhibits.
        ---------------------------------

         (a)  Financial Statements - None.

         (b) Exhibits

             17.1   Letter of Resignation from Mr. Don Edwards

             17.2   Letter of Resignation from Mr. Howard Stern

                         SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  April 10, 2002                F2 BROADCAST NETWORK INC.


                                     By: /s/ Ronald Ratner
                                        ---------------------------------
                                        Mr. Ronald Ratner, Acting
                                        Chief Executive Officer
                                        President, Secretary & Treasurer


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